UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): September 2, 2009 (August 26, 2009)

Comstock Homebuilding Companies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-32375	20-1164345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11465 SUNSET HILLS ROAD, FIFTH FLOOR

RESTON, VIRGINIA 20910

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 883-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On August 11, 2008, Comstock Homebuilding Companies (the “Company”) announced that the Company received notice from The Nasdaq Stock Market (“NASDAQ”) stating that for 30 consecutive business days the Company’s common stock had not maintained a minimum market value of publicly held shares (“MVPHS”) of $5,000,000 over the previous 30 consecutive trading days, and, as a result, did not comply with Listing Rule 5450(b)(1)(C) (the “Rule”). Therefore, in accordance with Marketplace Rule 5810(c)(3)(D), the Company was provided 90 calendar days, or until November 4, 2008, to regain compliance with the Rule. However, NASDAQ suspended the enforcement of the MVPHS requirement from October 16, 2008 through July 28, 2009. When the suspension began, the Company had 20 calendar days remaining in its MVPHS compliance period. Therefore, upon NASDAQ’s reinstatement of the MVPHS requirement on August 3, 2009, the Company had 20 days, or until August 24, 2009 to regain compliance.

At August 24, 2009, the Company had not regained compliance with the Rule. While, as previously announced, the Company is already in the NASDAQ Hearings process for failing to maintain a $1.00 bid price, the failure to regain compliance with the MVPHS requirement during the compliance period serves as an additional basis for delisting the Company’s securities.

Furthermore, since the Company reported stockholders’ equity of $425,000 in its Form 10-Q for the period ended June 30, 2009, it does not comply with the minimum $10,000,000 stockholder’s equity requirement for continued listing set forth in Listing Rule 5450(b)(1)(A). As a result, this also serves as an additional basis for delisting the Company’s securities.

The Company is scheduled to appear before a NASDAQ Listing Qualifications Panel (the “Panel”) on September 23, 2009. Pursuant to the procedures set forth in the Nasdaq Marketplace Rule 4800 Series, the Company will be required to provide a plan to regain compliance to the Panel at the September 23, 2009 hearing. There can be no assurance that the Panel will grant the Company’s request for continued listing. During the appeal process, the Company’s common stock will continue to trade on the NASDAQ Global Market.

On September 2, 2009, the Company issued a press release regarding the Notice from NASDAQ, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release by Comstock Homebuilding Companies, Inc., dated September 2, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2009

COMSTOCK HOMEBUILDING COMPANIES, INC.

By:	/s/ Jubal R. Thompson
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number
99.1	Press Release by Comstock Homebuilding Companies, Inc., dated September 2, 2009